UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) April 29, 2014

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

John Seely Brown, 74, Retired Chief Scientist of Xerox Corporation, retired from the Corning Incorporated Board of Directors following the April 29, 2014 Annual Meeting of Shareholders pursuant to the Board’s mandatory retirement policy, and after nearly 18 years as a Corning Director.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) – (b) Our Annual Meeting of Shareholders was held on April 29, 2014. At that meeting, shareholders elected each of the twelve nominees to the Board of Directors for a one-year term: Stephanie A. Burns, John A. Canning, Jr., Richard T. Clark, Robert F. Cummings, Jr., James B. Flaws, Deborah A. Henretta, Kurt M. Landgraf, Kevin J. Martin, Deborah D. Rieman, Hansel E. Tookes II, Wendell P. Weeks and Mark S. Wrighton. Shareholders also voted: to approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the Proxy Statement; to approve the adoption of our 2014 Variable Compensation Plan; and to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2014. The final voting results are as follows:

1. Election of Directors:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Stephanie A. Burns	952,377,028	11,277,346	3,471,411	213,364,467
John A. Canning, Jr.	952,406,934	11,403,536	3,315,315	213,364,467
Richard T. Clark	951,652,298	12,083,695	3,389,792	213,364,467
Robert F. Cummings, Jr.	841,557,361	122,417,878	3,150,281	213,364,467
James B. Flaws	806,907,736	157,170,529	3,047,520	213,364,467
Deborah A. Henretta	955,307,165	8,346,405	3,472,215	213,364,467
Kurt M. Landgraf	957,104,227	6,824,542	3,197,016	213,364,467
Kevin J. Martin	955,639,705	7,887,656	3,598,324	213,364,467
Deborah D. Reiman	950,164,908	13,934,567	3,026,303	213,364,467
Hansel E. Tookes II	944,397,068	19,636,480	3,092,227	213,364,467
Wendell P. Weeks	935,194,643	26,037,558	5,893,584	213,364,467
Mark S. Wrighton	956,178,336	7,698,306	3,249,143	213,364,467

	Votes For	Votes Against	Abstain	Broker Non-Votes
2. Approve (on an advisory basis) the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement:	913,766,407	39,226,629	14,132,479	213,364,467

	Votes For	Votes Against	Abstain	Broker Non-Votes
3. Approve adoption of the Corning Incorporated 2014 Variable Compensation Plan, as disclosed in the Proxy Statement:	928,914,954	32,424,540	5,785,991	213,364,467

	Votes For	Votes Against	Abstain
4. Ratify appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending December 31, 2014:	1,159,724,382	16,366,888	4,398,982

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2014

CORNING INCORPORATED

By:	/s/ Linda E. Jolly
Corporate Secretary